SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
File No. 811-2320; 2-47081

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or
     240.14a-12

Vestaur Securities, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than
the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to
      Exchange Act Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
	1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction
   applies:
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3) Per unit price or other underlying value of transaction
   computed pursuant to Exchange Act Rule 0-11
   (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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VESTAUR SECURITIES, INC.

Centre Square West - UM Floor
15th and Market Streets
Philadelphia, Pennsylvania  19101
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS -
                 MAY 20, 1997
----------------------------------------
TO THE STOCKHOLDERS OF
VESTAUR SECURITIES, INC.

 Notice is hereby given that the annual meeting of stockholders of Vestaur Securities, Inc. will be held on Tuesday, May 20, 1997, at 11:00 a.m. local time, in Conference Room #3, at ARAMARK, 1500 Market Street,
41st Floor, Centre Square West Tower, Philadelphia,
PA  19102, for the following purposes:

1. To elect a Board of eight Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

2. To ratify the action of the Board of Directors in selecting Deloitte & Touche, LLP as auditors to examine the books and financial statements of Vestaur Securities, Inc., for the period commencing
    December 1, 1996 and ending November 30, 1997.

3. The transaction of such other business as may properly be brought before the meeting.

 Stockholders of record at the close of business on April 4, 1997 will be entitled to vote at the meeting.
A complete list of the Stockholders entitled to vote at the meeting shall be available for examination by any stockholder at the principal office of the Fund during normal business hours from May 6, until the commencement of the meeting, at which time the list will be available at the place of the meeting.

 It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

By Order of the Board of Directors

ROBERT J. DIDOMENICO
Secretary

Philadelphia, Pennsylvania
April 14, 1997










VESTAUR SECURITIES, INC.
 PROXY STATEMENT

 This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. ("Vestaur" or the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in Conference Room #3, at ARAMARK, 1500 Market
Street, Centre Square West Tower, 41st Floor,
Philadelphia, Pennsylvania 19102, on Tuesday,
May 20, 1997 at 11:00 a.m., local time. The address of the principal office of the Fund is Centre
Square West - UM Floor, Philadelphia,
Pennsylvania 19101.

 Proxy Solicitation

 All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Annual
Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

 The Board of Directors intends to bring before the meeting the matters set forth in items 1 and 2 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1 and 2 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of the election of the eight directors named under item 1 and IN FAVOR of ratification of Deloitte & Touche, LLP as auditors.
If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from the proposal to ratify approval of accountants, and will have no effect because it requires the affirmative vote of a majority of shares cast at the meeting.
Under the rules of the New York Stock Exchange,
Inc. brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

 The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of Directors
(Item 1) and the affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent public accountants (Item 2).

 In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

 The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact.
The Fund has engaged Corporate Investor
Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual stockholders for a fee of approximately
$5,000. The Annual Report of the Fund has been mailed to all stockholders entitled to vote at the Annual meeting. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Stockholder requests should be directed to Robert J. DiDomenico, Centre Square
West - UM Floor, 15th and Market Streets,
Philadelphia, PA 19101; telephone by collect call to (215) 567-3969. This proxy statement and Form of proxy were first sent to stockholders on or about April 14, 1997.


Voting Securities and Principal Holders Thereof

 Holders of Common Stock of the Fund of record at the close of business April 4, 1997 will be entitled to vote at the Annual meeting or any adjournment thereof. As of April 4, 1997, the Fund has outstanding 6,651,676 shares of Common Stock.
The stockholders are entitled to one vote per share on all business of the meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding Common
Stock of the Fund.

 The officers and directors of the Fund as a group beneficially own in the aggregate
5,697.105 shares (0.086%) of the outstanding
Common Stock of the Fund and less than 1% of the outstanding securities of CoreStates
Financial Corp ("CoreStates"), ultimate parent of CoreStates Bank, N.A. ("CoreStates Bank") and CoreStates Investment Advisers, Inc.
(the "Adviser").


I. ELECTION OF DIRECTORS


 At the Annual Meeting eight Directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and shall have qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the eight nominees will be unable to serve. Mr. Jansing was previously a Director of the Fund from its inception in 1972 until his resignation in July, 1974.
The ages, principal occupations and certain other affiliations of the nominees, the amount of stock owned beneficially, directly or indirectly, in the Fund and the years they first became
Directors of the Fund are as follows:

         Age ( )              Shares Owned
         Principal            Beneficially,  Percent
Name     Occupation   First   directly or     of
and      and other    Became  indirectly     Class
Address  Affiliation  Director  4-4-97       4-4-97
------- ------------ --------- ------------ ----------
Paul B. Fay, Jr.        1972    1,866.926     0.028
3766 Clay Street
San Francisco, CA
94118

(78) President, The Fay Improvement Company;
     Trustee of Odell Charitable Foundation and
     Naval War College Foundation (Emeritus);
     Director of First American Financial
     Corporation and Compensation Resource Group
     Incorporated.


#Robert F. Gurnee       1991      200.000     0.003
3801 Kennett Pike
Building C, Suite 201
Greenville, DE  19807

(69) Chairman, Financial Integrity Group, Inc.,
     Director,Japan Equity Fund, Inc., The Thai
     Capital Fund, Cross Country Bank.  Formerly,
     Chairman, Sears Roebuck Acceptance Corporation,
     Discover Credit Corp. and Sears Receivables
     Financing Group; and Vice President and
     Corporate Treasurer, Sears, Roebuck and Co.

------------------------------------------

# Member of Audit Committee



          Age ( )              Shares Owned
         Principal            Beneficially,  Percent
Name     Occupation   First   directly or     of
and      and other    Became  indirectly     Class
Address  Affiliation  Director  4-4-97       4-4-97
------- ------------ --------- ------------ ----------
#John C. Jansing        1976     1,000.000    0.015
162 S. Beach Road
Hobe Sound, FL
33455

(71) Director, Lord Abbett & Co. managed group of mutual funds and Alpine Group Inc.
     Formerly, Chairman, Independent Election
     Corporation of America.

*James S. Morgan        1978     1,000.000(1) 0.015
Woodside-282
1515 The Fairway
Rydal, PA  19046

(80) Private Investor; Vice President and Chief
     Investment Officer-Equities, Rittenhouse
     Financial Services, Inc.; Vice President and Director, The Rittenhouse Trust Co.
     Formerly, Senior Vice President of First
     Pennsylvania Bank N.A. Chairman of the
     Fund until 1982.

Charles P. Pizzi        1997       -0-         -0-
200 S. Broad Street
Suite 700
Philadelphia, PA
19102

(46) President, Greater Philadelphia Chamber of Commerce.

**Philip R. Reynolds    1972      963.327       0.014
43 Montclair Drive
West Hartford, CT
06107


(69) Treasurer and Trustee of J. Walton Bissell
     Foundation since 1989.  Formerly, Executive
     Vice President, Investments, Phoenix Mutual
     Life Insurance Co. 1984-1989.  Director,
     Phoenix Series Fund, Phoenix Total Return
     Fund, Big Edge Series Fund and Phoenix
     Multi-Portfolio Fund.


---------------------------------------------------------

*  Interested Person
** Member of Executive Committee
#  Member of Audit Committee

(1) Does not include 1,000 shares held by a family member of Mr. Morgan as to which he disclaims beneficial ownership.



          Age ( )              Shares Owned
         Principal            Beneficially,  Percent
Name     Occupation   First   directly or     of
and      and other    Became  indirectly     Class
Address  Affiliation  Director  4-4-97       4-4-97
------- ------------ --------- ------------ ----------
**Marciarose Shestack   1972      566.852      0.009
Parkway House
2201 Pennsylvania
Ave.
Philadelphia, PA
19130

(63) Freelance television broadcaster, journalist and public relations consultant since 1990.
     Formerly, Consultant to Philadelphia Developers
     Alliance 1989-1990; President, Philadelphia
     Developers' Alliance (1986-1989).


*Mark E. Stalnecker    1993        100.000     0.002
**Centre Square West
Philadelphia, PA
19101

(45) Chairman of Vestaur Securities since 1993.
     Executive Vice President, CoreStates Bank,
     N.A. and CoreStates Financial Corp. since 1988.
     Chief Trust and Investment Services Officer,
     CoreStates Financial Corp. 1990-1995.
     Chairman and President, CoreStates Investment
     Advisers, Inc., since 1995; Director,
     CoreStates Bank of Delaware, N.A. and
     Philadelphia International Investment Corp.
     since 1990. Formerly, Director, CoreStates Bank,
     N.A.

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*  Interested Person
** Member of Executive Committee

-------------------------------------------------



Under the 1940 Act, Mr. Stalnecker is an "interested person" of the Fund because he is a Director of the Adviser and an Executive Vice President of CoreStates Bank, an affiliate of the Adviser.
Mr. Morgan is an "interested person" because he owns beneficially 5,883 shares of Common Stock of CoreStates. Mr. Pizzi is not considered an "interested person" of the Fund; however, the Greater Philadelphia Chamber of Commerce is a party to an investment advisory agreement with the Adviser and maintains certain banking and trust relationships with CoreStates Bank.
The Fund does not believe that the relationships are material business relationships. If these circumstances change, the Board of Directors will determine whether any action is required to change the composition of the Board.

The officers of the Fund, the period during which each has served, their ages, principal occupations during the last five years including offices held with the Adviser, CoreStates and its affiliated companies and beneficial ownership of shares of the Common Stock of CoreStates are as follows:

                                        Common
                        CoreStates      Stock***
                          Shares        Options
Name, Age                 Owned          To
( ) and    Principal    Beneficially     Purchase
Office    Occupation     4-4-97           4-4-97
--------- -----------  ------------- --------------

Mark E. Stalnecker (45)  7,853.000      94,674.000
Chairman of the Board since
1993.

Executive Vice President, CoreStates Bank, N.A.
and CoreStates Financial Corp. since 1988.
Chief Trust and Investment Services Officer,
CoreStates Financial Corp. 1990-1995. Chairman and President, CoreStates Investment Advisers,
Inc., Director, CoreStates Bank of Delaware, N.A.
and Philadelphia International Investment Corp.

Dung Vukhac (53)           166.872     43,153.000
President since 1995.

Director and Senior Vice President, Fixed
Income Services, CoreStates Investment Advisers,
Inc. since 1987; Previously, Securities
Analyst, Economist, Vice President and Fixed
Income Manager, Trust Department, Philadelphia
National Bank.

Michael F. Melloy (59)     700.000      750.000
Vice President since 1990.

Vice President and Portfolio Manager,
CoreStates Investment Advisers, Inc. since
1990. Previously, Executive Vice President,
Centre Square Investment Group and Vice
President, First Pennsylvania Bank N.A.


Karen G. Bater (38)         718.760    750.000
Assistant Vice President
since 1992.

Vice President and Senior Portfolio Manager,
CoreStates Investment Advisers, Inc. since 1986.

Robert J. DiDomenico (40)   316.681      -0-
Secretary and
Treasurer since 1995.

Assistant Vice President, CoreStates Investment
Advisers, Inc. since 1994.  Previously, Trust
Officer, CoreStates Investment Advisers,Inc.,
1992-1994, Trust Officer, CoreStates Bank, N.A.,
1990-1992. Trust Officer, First Pennsylvania
Bank N.A., 1989-1990; Staff Accountant, First
Pennsylvania Bank N.A., 1985-1989.

------------------------------


*** CoreStates Financial Corp has 214,692,978 shares of Common Stock outstanding.

 All officers are elected to one-year terms. All officers and directors may be reached through the principal offices of the Fund at Centre Square
West - UM Floor, Philadelphia, Pennsylvania 19101.
The Fund had no Nominating or Compensation Committees during fiscal year 1996. The Board of Directors held four regular meetings in fiscal year 1996.

 Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the eight nominees listed above as Directors. Provided that a quorum is present, a plurality of the votes validly cast at the meeting is required to elect each of the Directors.


OTHER REMUNERATION AND AFFILIATIONS OF
OFFICERS AND DIRECTORS

 Each of the seven directors of the Fund who are not affiliated persons (as defined in the Investment Company Act of 1940, as amended) of the Adviser, or of CoreStates, its parent, receives an annual fee of $7,000, and $200 for each Board meeting attended, as compensation for services.
The Fund also pays such Board members $100 for each Executive Committee Meeting attended and $150 for each Audit Committee Meeting attended.
The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended November 30, 1996 aggregate Directors fees paid were $54,950 and expenses paid were $9,341 (includes fees paid to a former director). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers, employees or special consultants to the Adviser, CoreStates or any of their affiliated companies are borne by the appropriate CoreStates affiliate. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.















         Aggregate    Pension or            Total
         Compensation Retirement            Compensation
Name     from         Benefits   Estimated  from Registrant
of       Registrant   Accrued    Annual     and Fund Complex
Person   for fiscal   as Part    Benefits   Paid to Directors
and      Year Ended   of Fund    Upon       for the fiscal
Position 11-30-96     Expenses   Retirement year ended 11-30-96
-------- ----------- ---------- ----------- -------------------

Paul B.     7,800      -0-         -0-         7,800
Fay, Jr.
Director

Robert F.   8,100      -0-         -0-         8,100
Gurnee
Director

John C.     8,100      -0-         -0-         8,100
Jansing, Sr.
Director

James S.    7,800      -0-         -0-         7,800
Morgan
Director

Philip R.   7,600      -0-         -0-         7,600
Reynolds
Director

Marciarose  7,600      -0-         -0-         7,600
Shestack
Director

Mark E.      -0-       -0-         -0-          -0-
Stalnecker
Director



II. RATIFICATION OF APPOINTMENT OF AUDITORS

 At a meeting held on December 11, 1996, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected Deloitte & Touche, LLP as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period December 1, 1996 to November 30, 1997, subject to ratification by the stockholders of the Fund. The firm has no direct or indirect material interest in the Fund.
Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.

 The Board of Directors has appointed an Audit
Committee consisting of John C. Jansing and
Robert F. Gurnee. The purpose of this Committee is to evaluate financial management, meet with the auditors, and deal with other matters of a financial nature that they deem appropriate.
The Committee met twice during fiscal year 1996.


THE INVESTMENT ADVISER

 Since June 14, 1990, the Investment Adviser to the Fund has been CoreStates Investment
Advisers, Inc., a wholly-owned, indirect subsidiary of CoreStates. The address of the Adviser is Upper Mezzanine, 1500 Market Street,
Philadelphia, Pennsylvania 19102. The Adviser provides investment advisory services to individuals, investment companies, pension and profit sharing plans and corporations or other business entities.

 The Adviser is a wholly-owned subsidiary of CoreStates Bank which was formed on October 1, 1990 as a result of the merger of First
Pennsylvania Bank N.A. (the Fund's former nvestment adviser and its custodian) with and into The Philadelphia National Bank.
CoreStates Bank, in turn, is a wholly-owned subsidiary of CoreStates.

 Mark Stalnecker is Chairman, President and a Director of the Adviser, and reports to Peter
Welber, President of CoreStates Asset Management.
In such capacity, he is responsible for the investment management activities of the Adviser.
The other Directors of the Adviser are Dung
Vukhac, Senior Managing Director of the Adviser;
Timothy R. Stives, Senior Managing Director of the Adviser; Charles T. Meisse, Managing
Director of the Adviser; JoAnne T. Fredericks,
Managing Director and Treasurer of the Adviser;
Michael F. Melloy, Stuart N. Hosansky and
Karen G. Bater are Vice Presidents of the
Adviser and William T. Lawrence is Vice
President and Secretary of the Adviser.

 As of December 31, 1996, CoreStates Bank, N.A.
manages the investments of twenty-five common trust funds having assets of more than $3.1 billion. The Adviser is investment manager to CoreFund, Inc., a management investment company presently consisting of twenty portfolios: CoreFund Cash Reserve, CoreFund Elite
Cash Reserve, CoreFund Elite Treasury Reserve,
CoreFund Treasury Reserve, CoreFund Elite Tax
Free Reserve, CoreFund Tax-Free Reserve,
CoreFund Special Equity Fund, CoreFund Growth
Equity Fund, CoreFund Core Equity Fund,
CoreFund Equity Index Fund, CoreFund
International Growth Fund, CoreFund Balanced
Fund, CoreFund Global Bond Fund, CoreFund
Government Income Fund, CoreFund Short-Intermediate
Bond Fund, CoreFund Bond Fund, CoreFund Short-Term
Income Fund, CoreFund Intermediate Municipal Fund,
CoreFund New Jersey Municipal Fund and CoreFund
Pennsylvania Municipal Fund. These portfolios have aggregate assets of $3.9 billion.

 The Chairman and Chief Executive Officer of
CoreStates is Terrence A. Larsen who also is a Director of CoreStates. The names of all of the other Directors of CoreStates are as follows:


 Robert W. Cardy, Chairman, President and Chief
Executive Officer, Carpenter Technology Corp.;
Carlton E. Hughes, Chairman and Director,
Stewart-Amos Steel, Inc.; Ernest E. Jones,
Executive Director, Greater Philadelphia Urban
Affairs Coalition; Herbert Lotman, Chairman and
Chief Executive Officer, Keystone Foods
Corporation; George V. Lynett, Esq., Publisher,
The Scranton Times; Samuel A. McCullough,
Special Consultant to CoreStates; Patricia A.
McFate, Senior Scientist and Program Director,
Science Applications International Corporation;
Marlin Miller, Jr., President, Chief Executive
Officer and Director, Arrow International,
Inc.; James M. Seabrook, Chairman and Chief
Executive Officer, Seabrook Brothers & Sons,
Inc.; Raymond W. Smith, Chairman, Chief Executive
Officer and Director, Bell Atlantic Corporation;
George Strawbridge, Jr., Private Investor;
Peter S. Strawbridge, Retired President,
Strawbridge and Clothier; and Judith M. von
Seldeneck, President and Chief Executive
Officer, The Diversified Search Companies.
Charles L. Coltman, III is Vice Chairman of
CoreStates and CoreStates Bank and Rosemarie B.
Greco is President of CoreStates and President and Chief Executive Officer, CoreStates Bank.
Albert Mandia is Executive Vice President and Chief Financial Officer of CoreStates.
All of the above persons may be reached in care of CoreStates Financial Corp., 1500 Market
Street, Philadelphia, PA 19101. None of the foregoing persons owns as much as 1% of the outstanding stock of CoreStates and all of them own less than 5%.

 Mark E. Stalnecker, Chairman of the Fund, is a Director of the Adviser, with direct responsibility for the organization's investment activities. Michael F. Melloy and Karen G.
Bater, Vice President and Assistant Vice
President of the Fund, respectively, are Vice
Presidents of the Adviser, with responsibility for fixed income investments and also are affiliated with CoreStates Asset Management.
Robert J. DiDomenico, Treasurer and Secretary of the Fund, is affiliated with CoreStates Bank.
Dung Vukhac, President of the Fund, is head of the Adviser's fixed income division and oversees investment management activities of the Fund.
Mr. Stalnecker is responsible for management of the Fund. Mr. Melloy is responsible for management of the Fund's portfolio and is in charge of its investment research and trading operations.
Mr. DiDomenico is responsible for the Fund's compliance with governing law and maintaining the books and records of the Fund and for working with the portfolio manager on a continuous basis to assure that accounting records are properly maintained and that monies of the Fund are fully invested at all times. In their capacities as officers of the Fund, Messrs. Vukhac, Melloy,
DiDomenico and Ms. Bater report to Mr. Stalnecker.

 CoreStates Bank, serves as custodian of the Fund's assets. For the fiscal year ended November 30, 1996, the Fund paid custodian fees of $23,546 to CoreStates Bank.

THE ADVISORY AGREEMENT

 Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and in carrying out such program is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund's investment portfolio. The Adviser also causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund.
The Adviser or its affiliates paid the fees, salaries or other remuneration of directors and officers of the Fund who also served as directors, officers or employees of or special consultants to the Adviser, CoreStates, CoreStates Bank, or any of their affiliated companies. In addition, the Adviser absorbed the costs and expenses of the Fund's Transfer Agent, Dividend Disbursing Agent and Agent under the Automatic Dividend Investment
Plan and the Fund's Registrar. In return for its advisory and other services and the expenses it assumed, under the terms of the Advisory Agreement, the Adviser is entitled to receive a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Fund plus 2.5% of the net amount of interest and dividend income after deducting interest on borrowed funds. Amortization of debt discount is not considered interest income for the purpose of calculating such fee. For the fiscal year ended November 30, 1996, the Adviser received
$685,368 (0.709% of average net assets) from the Fund in fees. As of March 31, 1997, the Fund had net assets of $93.4 million.


 The Fund is responsible under the Advisory
Agreement for all other costs and expenses of its operations, including fees of the Directors who were not "affiliated persons" (as defined in the 1940 Act) of the Adviser, CoreStates, CoreStates
Bank or any of their affiliated companies, custodian expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, brokerage fees, taxes, stock exchange listing expenses, reports to shareholders, proxy materials, and the cost of printing share certificates and other expenses. The Advisory
Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement.

 The Advisory Agreement was approved by the Shareholders of the Fund on April 22, 1996 for a two year term in connection with the merger of Meridian Bancorp, Inc. into CoreStates. The
Advisory Agreement provides that it will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser cast in person at a meeting called for the purpose of voting upon such approval. The Advisory Agreement provides for its automatic termination in the event of its assignment.
In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.



ADDITIONAL INFORMATION

The Adviser has informed the Fund that the services provided under the Advisory Agreement may be performed by the Adviser and its bank and non-bank affiliates without violation of applicable statutes and regulations, including the federal statute commonly known as the Glass-Steagall Act. The Glass-Steagall
Act, among other things, relates to the activities of bank holding companies and banks and their subsidiaries and affiliates in connection with investment companies. Future changes in either
Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the ability of the Adviser or any other affiliates or subsidiaries of CoreStates to continue to perform such services for the Fund.
Depending upon the nature of any changes in the services which could be provided by the Adviser or CoreStates' other affiliates, the Board of Directors of the Fund would review the relationships with CoreStates' affiliates and subsidiaries and consider taking all actions necessary in the circumstances.

 The Adviser has informed the Fund that the Fund's assets will not be invested in stock or obligations of or property acquired from CoreStates or its affiliates or directors, officers or employees or other persons with substantial connections with CoreStates or its affiliates and that such assets will not be sold or transferred, by loan or otherwise, to CoreStates or its affiliates or persons connected with them. The Directors of the Fund do not believe that these restrictions impose any additional or substantial burden on the Fund in connection with either its investment or administrative management.


STOCKHOLDER PROPOSALS

 Any stockholder desiring to present a proposal for consideration at the 1998 Annual Meeting of Stockholders of the Fund should submit such proposal in writing so that it is received by the Fund at Centre Square West - UM Floor,
15th and Market Streets, Philadelphia,
Pennsylvania 19101, by not later than
December 16, 1997. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the Annual
Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

Robert J. DiDomenico, Secretary
April 14, 1997




--------------------------------------------------

PROXY

VESTAUR SECURITIES, INC.


This Proxy is solicited on Behalf of the Board of Directors of the Corporation for the Annual
Meeting of Stockholders, May 20, 1997


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Robert J. DiDomenico and Karen G. Bater or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur
Securities, Inc. to be held in Conference
Room #3, at ARAMARK, 41st Floor, 1500 Market
Street, Centre Square West Tower, Philadelphia,
PA 19102 on the 20th day of May, 1997 at 11:00 o'clock a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)




Please mark your

[X] votes as in this
    example.


The shares represented by this proxy will be voted as specified in the following items
1 and 2 but if no choice is specified, they will be voted For the election of the 8 persons named in the proxy statement as Directors and For ratification of the appointment of the auditors named.


1. ELECTION OF DIRECTORS


FOR all nominees [ ]
(except as marked to the contrary below*)


WITHHOLD    [  ]
AUTHORITY  to vote for all nominees


Nominees:   Paul B. Fay, Jr.   Charles P. Pizzi
            Robert F. Gurnee   Philip R. Reynolds
	      John C. Jansing    Marciarose Shestack
	      James S. Morgan    Mark E. Stalnecker


(*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)


2. The ratification of the selection of
   Deloitte & Touche LLP as auditors for
   the period December 1, 1996 through
   November 30, 1997.

       FOR       AGAINST     ABSTAIN
       [ ]         [ ]         [  ]


3. Upon any other business which may properly come before the meeting or any adjournment thereof. The management knows of no other such business.



SIGNATURE(S)_______________ DATE ______________, 1997.
(Signature of all joint owners is required.
Fiduciaries please indicate your full title.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

PLEASE SIGN AND RETURN THIS PROXY CARD IN THE
ENCLOSED ENVELOPE.

--------------------------------------------------
    FOLD AND DETACH HERE

      VESTAUR SECURITIES, INC.
  1997 Annual Meeting of Stockholders

         May 20, 1997
          11:00 a.m.
           ARAMARK
   Conference Room # 3 - 41st Floor
       1500 Market Street
     Centre Square West Tower
      Philadelphia, PA 19102

             AGENDA

1. Election of eight Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.
2. Ratification of the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors to examine the books and financial statements of Vestaur
   Securities, Inc. for the period commencing
   December 1, 1996 and ending November 30, 1997.
3. Transaction of such other business as may properly be brought before the meeting.
4. Balloting.
5. Management's Report on the Fund.
6. General question and answer period.
7. Report of Judges of Election.
8. Adjournment.